Unaudited Condensed Consolidated Statements of Cash Flows - USD ($)	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Cash flows from operating activities:
Net loss	$ (1,370,065)	$ (916,109)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	154,064	145,775
Loss on disposal of property, plant and equipment	1,433
Accrued interest income from loans, net		(104,790)
Net investment gain	(55,640)	(66,820)
Provision for expected credit losses of receivables	506,980	482,621
Provision for obsolete inventories	2,019	3,832
Deferred income tax	(105,252)	(100,882)
Changes in operating assets and liabilities:
Short-term investments - trading securities	(1,312,113)	2,427,711
Accounts receivable	710,590	1,044,167
Advance to suppliers	291,845	(2,272,803)
Inventories	(5,700)	12,483
Prepaid expenses and other current assets	164,540	265,122
Accounts payable	(42,330)	(50,983)
Advance from customers		291,466
Deferred revenue	(9,888)	(16,056)
Tax payable	(18,497)	5,781
Due to related parties		16,546
Accrued expenses and other current liabilities	7,798	(13,461)
Net cash (used in) provided by operating activities	(1,080,216)	1,153,600
Cash flows from investing activities:
Loans to third parties	(291,443)	(413,645)
Loans repayment by third parties	3,439,030	137,882
Purchases of held-to-maturity investments	(1,000,000)	(1,650,000)
Redemption of held-to-maturity investments	2,000,000	700,000
Refund of deposit for acquisition		1,000,000
Net cash provided by (used in) investing activities	4,147,587	(225,763)
Cash flows from financing activities:
Proceeds from issuance of ordinary shares	10,417,994
Net cash provided by financing activities	10,417,994
Effect of exchange rate changes on cash	(9,350)	33,690
Net increase in cash	13,476,015	961,527
Cash and cash equivalents at the beginning of period	3,611,999	7,236,798
Cash and cash equivalents at the end of period	17,088,014	8,198,325
Supplemental disclosures of cash flow information:
Cash paid for income taxes
Cash paid for interest